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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2005

                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  033-36198                   22-3038309
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

                        400 Perimeter Center Terrace N.E.
                                    Suite 900
                             Atlanta, Georgia 30346
                              (Address of Principal
                               Executive Offices)

                                 (770) 804-6430
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, Tectonic Network, Inc. (the "Company") and its wholly-owned subsidiary, Tectonic Solutions, Inc. ("Tectonic Solutions") entered into an Asset Purchase Agreement with Boston Equities Corporation ("Boston Equities"), as amended by Amendment No. 1 to Asset Purchase Agreement (as so amended, the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, the Company and Tectonic Solutions agreed to sell the tangible and intangible assets used in their information management services and software development business to Boston Equities.

On October 28, 2005, the Company, Tectonic Solutions, Boston Equities and Tectonic, Inc., a subsidiary of Boston Equities, entered into Amendment No. 2 to the Asset Purchase Agreement ("Amendment No. 2"). Pursuant to Amendment No. 2, the Asset Purchase Agreement was amended to provide that purchase price of the assets will be (i) $1.35 million, plus (ii) any amounts outstanding under the Senior Secured Super-Priority Debtor-In-Possession Loan and Security Agreement by and between the Company and Boston Equities, plus (iii) up to $150,000 for operating expenses incurred or accrued between October 31, 2005 and the closing of the asset sale to Boston Equities. Amendment No. 2 also provides that the closing of the asset sale to Boston Equities will occur on or before November 8, 2005. In addition, Amendment No. 2 amended the Asset Purchase Agreement to provide that Boston Equities will pay the Company a $250,000 non-refundable deposit following the approval of the Asset Purchase Agreement, as amended, by the Bankruptcy Court (the "Court) hearing the Company's case under Chapter 11 of the United States Bankruptcy Code. On October 28, 2005, the Court entered an order authorizing the sale of the Company's and Tectonic Solutions' assets pursuant to the Asset Purchase Agreement, as amended.

A copy of Amendment No. 2 is included with this filing as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1 Amendment No. 2 to Asset Purchase Agreement, dated as of October 28, 2005, by and among Tectonic Network, Inc., Tectonic Solutions, Inc., Boston Equities Corporation and Tectonic, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECTONIC NETWORK, INC.

Date: November 2, 2005                 By: /s/ Arol R. Wolford
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                                           Arol R. Wolford
                                           President and Chief Executive Officer